Exhibit 10.2

JEFFREY S. CHIESA

Attorney General of New Jersey

Attorney for the State of New Jersey

Department of Law and Public Safety

David L. Rebuck, Director

Division of Gaming Enforcement

140 E. Front Street

Trenton, New Jersey 08625

FOX ROTHSCHILD LLP

Midtown Building, Suite 400

1301 Atlantic Avenue

Atlantic City, NJ 08401-7212

Attorneys for MGM Resorts International, Mirage Resorts, Incorporated and MAC, CORP.

By:                            Nicholas Casiello, Jr., Esq.

Patrick Madamba, Jr., Esq.

Brian A. Larson

Executive Vice President, Secretary and General Counsel

Boyd Gaming Corporation

3993 Howard Hughes Parkway

Ninth Floor

Las Vegas, Nevada 89169

Joseph A. Corbo, Jr., Esq.

Vice President and General Counsel

Marina District Development Company, LLC

d/b/a Borgata Hotel Casino & Spa

1 Borgata Way

Atlantic City, New Jersey 08401

:
IN THE MATTER OF THE JOINT	:
PETITION OF MGM RESORTS	:
INTERNATIONAL, BOYD GAMING	:	SECOND AMENDMENT TO
CORPORATION AND MARINA DISTRICT	:	STIPULATION OF SETTLEMENT
DEVELOPMENT COMPANY, LLC FOR	:
APPROVAL OF THE AMENDMENT OF A
STIPULATION AND RELATED RELIEF

This Second Amendment to Stipulation of Settlement having been discussed by and between the parties involved, Jeffrey S. Chiesa, Attorney General of New Jersey, attorney for State of New Jersey, Department of Law and Public Safety, Division of Gaming Enforcement (the “Division”), by David L. Rebuck, Director and Assistant Attorney General, and Fox Rothschild LLP by Nicholas Casiello, Jr., Esq. and Patrick Madamba, Jr., Esq., attorneys for MGM Resorts International (formerly, MGM MIRAGE), Mirage Resorts, Incorporated and MAC CORP. (“MAC”) (collectively “MGM”), Brian A. Larson, Executive Vice President, Secretary and General Counsel, Boyd Gaming Corporation (“Boyd”) and Joseph A. Corbo, Jr. Vice President and General Counsel, Marina District Development Company, LLC (“MDDC”), the following has been agreed upon and stipulated to by the parties as of February     , 2013:

BACKGROUND:

A.                                    On May 18, 2009, the Division filed a report with the Casino Control Commission (the “Commission”) captioned Special Report of the Division of Gaming Enforcement to the Casino Control Commission on Its Investigation of MGM MIRAGE’s Joint Venture with Pansy Ho in Macau, Special Administrative Region, People’s Republic of China (the “Special Report”).

B.                                    MGM and the Division agreed to settle and resolve the issues raised in the Special Report by entering into a Stipulation of Settlement dated March 11, 2010 (the “Stipulation”) and they agreed to the form of a Trust Agreement (the “Trust Agreement”) to create and govern the terms of a divestiture trust (the “Trust”).

C.                                    On March 17, 2010, the Commission approved the Stipulation and the form of the Trust Agreement.  See Commission Resolution No. 10-03-17-10.

D.                                    On March 24, 2010, MGM, the Division and the Honorable James R. Zazzali (the “Trustee”) entered into the Trust Agreement, and MGM caused MAC to transfer to the Trust its entire indirect ownership interest in casino licensee Marina District Development Company, LLC (“MDDC”), the owner and operator of Borgata Hotel Casino & Spa, and certain real property and ground leases related thereto.

E.                                     On August 8, 2011, the Commission approved a First Amendment To Stipulation of Settlement (“First Amendment to Stipulation”) and a First Amendment To Trust Agreement, see Commission Resolution No. 11-08-08-07, whereby the Divestiture Period was extended for an 18-month period and thus the Divestiture Period presently terminates on March 24, 2013, and the Terminal Sale Period presently commences on March 24, 2013 and terminates on March 24, 2014.

F.                                      MGM has expressed a strong desire to reenter the Atlantic City casino market and MGM has asked the Division to take notice of the time period that has elapsed since it entered into the Stipulation and Trust Agreement in March 2010 which placed its entire ownership interest in MDDC in a divestiture trust.

G.                                    MGM, Boyd and MDCC desire to amend the Stipulation to permit MGM to file an application for a statement of compliance pursuant to N.J.S.A. 5:12-81 and to further extend the Divestiture Period for the time period necessary for the Division to thoroughly reexamine its good character, honesty, integrity and financial stability to determine whether MGM is qualified to reacquire its interest in MDDC.

H.                                   The Division and MGM recognize that Paragraph P of the Stipulation provides that MGM shall not file any application with the Commission for a period of thirty (30) months following the dissolution of the Trust (“Application Bar Period”).

IT IS THEREFORE AND HEREBY consented to and agreed upon by the Division, MGM, Boyd and MDDC that the Stipulation is amended as follows:

1.                                      Notwithstanding the Application Bar in Paragraph P, the Division hereby consents to allow MGM to file an application for a statement of compliance pursuant to N.J.SA. 5:12-81 that it is qualified under the Casino Control Act to reacquire its interest in MDDC and, to the extent necessary to do so, waives the Application Bar Period set forth in paragraph P of the Settlement Stipulation.  All other provisions of Paragraph P shall remain in effect.  MGM agrees to promptly apply for a statement of compliance.

2.                                      The Division and MGM agree that the running of the Divestiture Period and, therefore, the Terminal Sale Period, shall be tolled until the Commission acts on the application of MGM for a statement of compliance.  If the Commission grants MGM’s application for a statement of compliance, MGM shall be permitted to petition the Commission for dissolution of the Trust and the Division will consent to such dissolution in accordance with the terms of the Trust Agreement.  If the Commission denies MGM’s application for a statement of compliance, the Divestiture Period shall terminate on that date and the Terminal Sale Period provisions of the Stipulation and Trust Agreement shall immediately take effect and MGM’s interest in MDDC shall be disposed of in accordance with the Terminal Sale Period provisions set forth in the Stipulation and Trust Agreement.

3.                                      Unless specifically addressed above, all other provisions of the Stipulation shall remain in effect and this amendment does not alter any of the findings or conclusions of the Special Report.

4.                                      The Division and MGM agree to an amendment of the Trust Agreement in the form attached hereto as Exhibit A, but otherwise the Trust Agreement shall remain in full force and effect pending the resolution of the petition of MGM for a statement of compliance.

5.                                      Capitalized terms used herein but not specifically defined herein shall have the meanings given them in the Stipulation of Settlement and Trust Agreement.  All references to the Stipulation or Trust Agreement shall include any amendments to those agreements as approved by the Commission.

6.                                      This Second Amendment to Stipulation of Settlement may be executed in counterparts, each of which when executed and delivered shall be an original and all of which together will constitute the same Stipulation.

7.                                      This Second Amendment to Stipulation of Settlement shall be final and binding upon the parties hereto only upon approval by the Commission.

[SIGNATURES ON NEXT PAGE]

State of New Jersey, Department
of Law and Public Safety,
Division of Gaming Enforcement

Dated:	February 8, 2013	By:	/s/ David L. Rebuck
David L. Rebuck, Director

Fox Rothschild LLP

Dated:	February 7, 2013	By:	/s/ Nicholas Casiello, Jr.
Nicholas Casiello, Jr., Esquire
Attorneys for MGM Resorts International,
Mirage Resorts, Incorporated and
MAC, CORP.

Marina District Development
Company, LLC
d/b/a Borgata Hotel Casino & Spa

Dated:	February 7, 2013	By:	/s/ Joseph A. Corbo, Jr.
Joseph A. Corbo, Jr., Esq.
Vice President and
General Counsel

Boyd Gaming Corporation

Dated:	February 7, 2013	By:	/s/ Brian A. Larson
Brian A. Larson
Executive Vice President, Secretary
and General Counsel